Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Basis of Presentation

Basis of Presentation

The Company has prepared the accompanying consolidated financial statements pursuant to generally accepted accounting principles in the United States (“GAAP”). Preparing financial statements requires the Company to make estimates and assumptions that affect the amounts that are reported in the consolidated financial statements and accompanying disclosures. Although these estimates are based on the Company’s best knowledge of current events and actions that the Company may undertake in the future, actual results may be different from the Company’s estimates. The results of operations presented herein are not necessarily indicative of the Company’s results for any future period.

During the year ended December 31, 2015, the Company recorded certain out-of-period adjustments totaling $2.0 million, primarily associated with the timing of the recognition of deferred revenue related to 2014 recurring monitoring services. As a result of these adjustments, recurring revenues increased for the year ended December 31, 2015 and deferred revenue decreased by $2.0 million, respectively. The Company evaluated the impact of the out-of-period adjustments and determined that they are immaterial to the consolidated financial statements for the year ended December 31, 2015.

Restructuring and Asset Impairment Charges

Restructuring and Asset Impairment Charges —Restructuring and asset impairment charges represent expenses incurred in connection with the transition of the Company’s wireless internet business from a 5Ghz to a 60Ghz-based network technology (the “Wireless Restructuring”). These expenses consist of asset impairments, the costs of employee severance, and other contract termination charges. Costs associated with the Wireless Restructuring are measured at their fair value when the liability is incurred. Expenses for one-time termination benefits are recognized at the date the Company notifies the employee, unless the employee must provide future service, in which case the benefits are expensed ratably over the future service period. Liabilities related to termination of a contract are measured and recognized at fair value when the contract does not have any future economic benefit to the entity and the fair value of the liability is determined based on the present value of the remaining obligation. The Company expenses all other costs related to an exit or disposal activity as incurred.

Use of Estimates

Use of Estimates —The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

Principles of Consolidation

Principles of Consolidation —The accompanying consolidated financial statements include the accounts of APX Group Holdings, Inc. and its subsidiaries, including 2GIG Technologies, Inc. (“2GIG”) as a wholly-owned subsidiary through April 1, 2013, which was the date the Company completed the sale of 2GIG and its subsidiary (the “2GIG Sale”) to Nortek, Inc. All significant intercompany balances and transactions have been eliminated in consolidation.

Changes in Presentation of Comparative Financial Statements

Changes in Presentation of Comparative Financial Statements — Certain reclassifications have been made to the Company’s prior period consolidated financial information in order to conform to the current year presentation. These changes did not have a significant impact on the consolidated financial statements.

Revenue Recognition

Revenue Recognition —The Company recognizes revenue principally on three types of transactions: (i) recurring revenue, which includes revenues for monitoring and other automation services of the Company’s subscriber contracts, certain subscriber contracts that have been sold and recurring monthly revenue associated with Vivint Wireless Inc. (“Wireless Internet” or “Wireless”), (ii) service and other sales, which includes services provided on contracts, contract fulfillment revenue, sales of products that are not part of the basic equipment package and revenue from 2GIG up through the date the Company completed the 2GIG Sale, and (iii) activation fees on the Company’s contracts, which are amortized over the expected life of the customer.

Recurring revenue for the Company’s subscriber contracts are billed in advance, generally monthly, pursuant to the terms of subscriber contracts and recognized ratably over the service period. Costs of providing ongoing recurring services are expensed in the period incurred.

Service and other sales revenue is recognized as services are provided or when title to the products and equipment sold transfers to the customer. Contract fulfillment revenue, included in service and other sales, is recognized when payment is received from customers who cancel their contract in-term. Revenue from sales of products that are not part of the basic equipment package is recognized upon delivery of products.

Activation fees represent upfront one-time charges billed to subscribers at the time of installation and are deferred. These fees are recognized over the estimated customer life of 12 years using a 150% declining balance method, which converts to a straight-line methodology after approximately five years to approximate the anticipated life of the customer.

Through the date of the 2GIG Sale, service and other sales revenue included net recurring services revenue, which was based on back-end services provided by Alarm.com for all panels sold to distributors and direct-sell dealers and subsequently placed in service at end-user locations. The Company received a fixed monthly amount from Alarm.com for each system installed with non-Vivint customers that used the Alarm.com platform.

Subscriber Acquisition Costs

Subscriber Acquisition Costs —A portion of the direct costs of acquiring new subscribers, primarily sales commissions, equipment, and installation costs, are deferred and recognized over a pattern that reflects the estimated life of the subscriber relationships. The Company amortizes these costs over 12 years using a 150% declining balance method, which converts to straight-line methodology after approximately five years to approximate the anticipated life of the customer. The Company evaluates subscriber account attrition on a periodic basis, utilizing observed attrition rates for the Company’s subscriber contracts and industry information and, when necessary, makes adjustments to the estimated subscriber relationship period and amortization method.

On the consolidated statement of cash flows, subscriber acquisition costs that are comprised of equipment and related installation costs purchased for or used in subscriber contracts in which the Company retains ownership to the equipment are classified as investing activities and reported as “Subscriber acquisition costs – company owned equipment.” All other subscriber acquisition costs are classified as operating activities and reported as “Subscriber acquisition costs – deferred contract costs” on the consolidated statements of cash flows as these assets represent deferred costs associated with the creation of customer contracts.

Cash and Cash Equivalents	Cash and Cash Equivalents — Cash and cash equivalents consists of highly liquid investments with remaining maturities when purchased of three months or less.
Restricted Cash and Cash Equivalents

Restricted Cash and Cash Equivalents —Restricted cash and cash equivalents is restricted for a specific purpose and cannot be included in the general cash account. At December 31, 2015 the Company did not have any restricted cash. At December 31, 2014, the restricted cash and cash equivalents was held by a third-party trustee. Restricted cash and cash equivalents consisted of highly liquid investments with remaining maturities when purchased of three months or less.

Accounts Receivable

Accounts Receivable —Accounts receivable consists primarily of amounts due from customers for recurring monthly monitoring services. The accounts receivable are recorded at invoiced amounts and are non-interest bearing. The gross amount of accounts receivable has been reduced by an allowance for doubtful accounts of $3.5 million and $3.4 million at December 31, 2015 and 2014, respectively. The Company estimates this allowance based on historical collection experience and subscriber attrition rates. When the Company determines that there are accounts receivable that are uncollectible, they are charged off against the allowance for doubtful accounts. As of December 31, 2015 and 2014, no accounts receivable were classified as held for sale. Provision for doubtful accounts is included in general and administrative expenses in the accompanying consolidated statements of operations.

The changes in the Company’s allowance for accounts receivable were as follows for the periods ended (in thousands):

	Year ended December 31,
	2015	2014	2013
Beginning balance	$3,373	$1,901	$2,301
Provision for doubtful accounts	14,924	15,656	10,360
Write-offs and adjustments	(14,756)	(14,184)	(10,760)

Balance at end of period	$3,541	$3,373	$1,901

Inventories

Inventories —Inventories, which comprise smart home and security system equipment and parts are stated at the lower of cost or market with cost determined under the first-in, first-out (FIFO) method. The Company records an allowance for excess and obsolete inventory based on anticipated obsolescence, usage and historical write-offs.

Long-lived Assets and Intangibles

Long-lived Assets and Intangibles —Property and equipment are stated at cost and depreciated on the straight-line method over the estimated useful lives of the assets or the lease term for assets under capital leases, whichever is shorter. Intangible assets with definite lives are amortized over the remaining estimated economic life of the underlying technology or relationships, which ranges from 2 to 10 years. Definite-lived intangible assets are amortized on the straight-line method over the estimated useful life of the asset or in a pattern in which the economic benefits of the intangible asset are consumed. Amortization expense associated with leased assets is included with depreciation expense. Routine repairs and maintenance are charged to expense as incurred. The Company periodically assesses potential impairment of its long-lived assets and intangibles and performs an impairment review whenever events or changes in circumstances indicate that the carrying value may not be recoverable (See Note 10). In addition, the Company periodically assesses whether events or changes in circumstance continue to support an indefinite life of certain intangible assets or warrant a revision to the estimated useful life of definite-lived intangible assets.

Long-term Investments

Long-term Investments — The Company’s long-term investments are comprised of cost based investments in other companies as discussed in Note 7. The Company performs impairment analyses of its cost based investments annually, as of October 1, or more often when events occur or circumstances change that would, more likely than not, reduce the fair value of the investment below its carrying value. When indicators of impairment do not exist and certain accounting criteria are met, the Company evaluates impairment using a qualitative approach. As of December 31, 2015, no indicators of impairment existed associated with these cost based investments.

Deferred Financing Costs

Deferred Financing Costs — Costs incurred in connection with obtaining debt financing are deferred and amortized utilizing the straight-line method, which approximates the effective-interest method, over the life of the related financing. Deferred financing costs incurred with draw downs on APX Group Inc.’s (“APX”) revolving credit facility will be amortized over the amended maturity dates discussed in Note 6. If such financing is paid off or replaced prior to maturity with debt instruments that have substantially different terms, the unamortized costs are charged to expense. Deferred financing costs included in the accompanying consolidated balance sheets at December 31, 2015 and 2014 were $46.7 million and $52.2 million, net of accumulated amortization of $30.9 million and $20.0 million, respectively. Amortization expense on deferred financing costs recognized and included in interest expense in the accompanying consolidated statements of operations, totaled $10.9 million for the year ended December 31, 2015, $10.1 million for the year ended December 31, 2014, and $8.8 million for the year ended December 31, 2013.

Residual Income Plan

Residual Income Plan —The Company has a program that allows third-party sales channel partners to receive additional compensation based on the performance of the underlying contracts they create. The Company calculates the present value of the expected future payments and recognizes this amount in the period the commissions are earned. Subsequent accretion and adjustments to the estimated liability are recorded as interest and operating expense respectively. The Company monitors actual payments and customer attrition on a periodic basis and, when necessary, makes adjustments to the liability. The amount included in accrued payroll and commissions was $0.8 million and $0.4 million as of December 31, 2015 and 2014, respectively, and the amount included in other long-term obligations was $4.3 million and $3.0 million at December 31, 2015 and 2014, respectively, representing the present value of the estimated amounts owed to third-party sales channel partners.

Stock-Based Compensation	Stock-Based Compensation —The Company measures compensation cost based on the grant-date fair value of the award and recognizes that cost over the requisite service period of the awards (See Note 14).
Advertising Expense

Advertising Expense —Advertising costs are expensed as incurred. Advertising costs were approximately $25.1 million, $23.6 million, $23.0 million for the years ended December 31, 2015, 2014 and 2013, respectively.

Income Taxes

Income Taxes —The Company accounts for income taxes based on the asset and liability method. Under the asset and liability method, deferred tax assets and deferred tax liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Valuation allowances are established when necessary to reduce deferred tax assets when it is determined that it is more likely than not that some portion of the deferred tax asset will not be realized.

The Company recognizes the effect of an uncertain income tax position on the income tax return at the largest amount that is more-likely-than-not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The Company’s policy for recording interest and penalties is to record such items as a component of the provision for income taxes.

Contracts Sold

Contracts Sold —On March 31, 2014, the Company received approximately $2.3 million in proceeds from the sale of certain subscriber contracts to a third-party. Concurrently, the Company entered into an agreement with the buyer to continue providing billing, monitoring and support services for the contracts that were sold for a period of ten years. As a result of this continuing involvement on the part of the Company in the servicing of the contracts, accounting guidance precluded gain recognition at the time of the sale. Accordingly, the Company treated this transaction as a secured borrowing and recorded a liability for the proceeds received at the time of the sale. On November 24, 2014, the Company repurchased the subscriber contracts from this third-party for $2.3 million and the associated liability was settled. No material gain/loss on the transaction was recognized.

Concentrations of Credit Risk

Concentrations of Credit Risk —Financial instruments that potentially subject the Company to concentration of credit risk consist principally of receivables and cash. At times during the year, the Company maintains cash balances in excess of insured limits. The Company is not dependent on any single customer or geographic location. The loss of a customer would not adversely impact the Company’s operating results or financial position.

Concentrations of Supply Risk

Concentrations of Supply Risk —As of December 31, 2015, approximately 56% of the Company’s installed panels were 2GIG Go!Control panels and 40% were SkyControl panels. In connection with the 2GIG Sale in April 2013, the Company entered into a five-year supply agreement with 2GIG, pursuant to which they will be the exclusive provider of the Company’s control panel requirements, subject to certain exceptions as provided in the supply agreement. The loss of 2GIG as a supplier could potentially impact the Company’s operating results or financial position.

Fair Value Measurement

Fair Value Measurement —Fair value is based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities subject to on-going fair value measurement are categorized and disclosed into one of three categories depending on observable or unobservable inputs employed in the measurement. These two types of inputs have created the following fair value hierarchy:

Level 1: Quoted prices in active markets that are accessible at the measurement date for assets and liabilities.

Level 2: Observable prices that are based on inputs not quoted in active markets, but corroborated by market data.

Level 3: Unobservable inputs are used when little or no market data is available.

This hierarchy requires the Company to minimize the use of unobservable inputs and to use observable market data, if available, when determining fair value. The Company recognizes transfers between levels of the hierarchy based on the fair values of the respective financial measurements at the end of the reporting period in which the transfer occurred. There were no transfers between levels of the fair value hierarchy during the years ended December 31, 2015 and 2014.

The carrying amounts of the Company’s accounts receivable, accounts payable and accrued and other liabilities approximate their fair values due to their short maturities.

Goodwill

Goodwill —The Company conducts a goodwill impairment analysis annually in the fourth fiscal quarter, as of October 1, and as necessary if changes in facts and circumstances indicate that the fair value of the Company’s reporting units may be less than its carrying amount. When indicators of impairment do not exist and certain accounting criteria are met, the Company is able to evaluate goodwill impairment using a qualitative approach. When necessary, the Company’s quantitative goodwill impairment test consists of two steps. The first step requires that the Company compare the estimated fair value of its reporting units to the carrying value of the reporting unit’s net assets, including goodwill. If the fair value of the reporting unit is greater than the carrying value of its net assets, goodwill is not considered to be impaired and no further testing is required. If the fair value of the reporting unit is less than the carrying value of its net assets, the Company would be required to complete the second step of the test by analyzing the fair value of its goodwill. If the carrying value of the goodwill exceeds its fair value, an impairment charge is recorded. As of December 31, 2015, no indicators of impairment existed other than those discussed in Note 3 related to the Company’s Wireless Internet business.

Foreign Currency Translation and Other Comprehensive Income

Foreign Currency Translation and Other Comprehensive Income —The functional currencies of Vivint Canada, Inc. and Vivint New Zealand, Ltd. are the Canadian and New Zealand dollars, respectively. Accordingly, assets and liabilities are translated from their respective functional currencies into U.S. dollars at period-end rates and revenue and expenses are translated at the weighted-average exchange rates for the period. Adjustments resulting from this translation process are classified as other comprehensive (loss) income and shown as a separate component of equity.

When intercompany foreign currency transactions between entities included in the consolidated financial statements are of a long term investment nature (i.e., those for which settlement is not planned or anticipated in the foreseeable future) foreign currency translation adjustments resulting from those transactions are included in stockholders’ (deficit) equity as accumulated other comprehensive loss. When intercompany transactions are deemed to be of a short term nature, translation adjustments are required to be included in the consolidated statement of operations. Beginning in July 2015, we determined that settlement of these intercompany balances was anticipated and therefore these balances are not considered to be long-term investments and any subsequent translation gains or losses are recorded in income. Translation losses related to intercompany balances were $9.4 million, $0 and $0 for the years ended December 31, 2015, 2014, and 2013, respectively.

Letters of Credit

Letters of Credit —As of December 31, 2015 and 2014, the Company had $5.0 million and $3.0 million, respectively, of letters of credit issued in the ordinary course of business, all of which are undrawn.

New Accounting Pronouncements

New Accounting Pronouncements —In November 2015, the Financial Accounting Standards Board issued authoritative guidance to simplify the presentation of deferred income taxes. Prior to this update, generally accepted accounting principles required an entity to separate deferred income tax liabilities and assets into current and noncurrent amounts in a classified statement of financial position. This update requires deferred tax liabilities and assets be classified as noncurrent in a classified statement of financial position. This guidance is effective for fiscal years beginning after December 15, 2016, and for interim periods within fiscal years beginning after December 15, 2017 and may be applied prospectively or retrospectively, with early adoption permitted. The Company has elected to early adopt the accounting standard prospectively in the fourth quarter of 2015. As a result, the Company has presented all deferred tax assets and liabilities as noncurrent on the Company’s consolidated balance sheet as of December 31, 2015, but have not reclassified current deferred tax assets and liabilities on the Company’s consolidated balance sheet as of December 31, 2014. There was no impact on the Company’s results of operations as a result of the adoption of the accounting standard update.

In July 2015, the Financial Accounting Standards Board issued authoritative guidance to simplify the measurement of inventory. Prior to this update, generally accepted accounting principles required the measurement of inventory at the lower of cost or market, where market could be replacement cost, net realizable value, or net realizable value less an approximately normal profit margin. This update requires that an entity measure inventory at the lower of cost or net realizable value, where net realizable value is the estimated selling price in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. This guidance is effective for fiscal years beginning after December 15, 2016, and for interim periods within fiscal years beginning after December 15, 2017 and should be applied prospectively, with early adoption permitted. The Company plans to adopt this update on the effective date and is not expected to materially impact the consolidated financial statements.

In May 2015, the Financial Accounting Standards Board issued authoritative guidance related to customer’s accounting for fees paid in a cloud computing arrangement and is issued in an attempt to simplify existing generally accepted accounting principles. The update provides guidance to help entities determine whether a cloud computing arrangement includes a software license. This guidance is effective for fiscal years beginning after December 15, 2015, and for interim periods within fiscal years beginning after December 15, 2016 with early adoption permitted. The Company plans to adopt this update on the effective date and is not expected to materially impact the consolidated financial statements.

In April 2015, the Financial Accounting Standards Board issued authoritative guidance (“ASU 2015-03”) to simplify the presentation of debt issuance costs. This update requires debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The guidance is effective for fiscal years beginning after December 15, 2015, and for interim periods within fiscal years beginning after December 15, 2016. Effective January 1, 2016, the Company adopted this standard resulting in a retrospective reduction to deferred financing costs, net by $40.2 million and $48.1 million as of December 31, 2015 and December 31, 2014, respectively, with a corresponding decrease to notes payable, net. This update does not impact the consolidated statements of operations, consolidated statements of comprehensive loss or consolidated statements of cash flows.

In August 2014, the Financial Accounting Standards Board issued authoritative guidance which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. The new standard requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. This update is effective for fiscal years, and interim periods within those years, beginning on or after December 15, 2016, with early adoption permitted. The Company is evaluating the new guidance and plan to provide additional information about its expected impact at a future date.

In May 2014, the Financial Accounting Standards Board issued authoritative guidance which clarifies the principles used to recognize revenue for all entities. The new guidance requires companies to recognize revenue when it transfers goods or services to a customer in an amount that reflects the consideration to which a company expects to be entitled. The guidance is effective for annual and interim periods beginning after December 15, 2017. The guidance allows for either a “full retrospective” adoption or a “modified retrospective” adoption, however early adoption is not permitted. The Company is currently evaluating the impact the adoption of this guidance will have on its consolidated financial statements.